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                                                                     Exhibit 4.1


--------------------                                        --------------------
      NUMBER                        [LOGO]                         SHARES

-------------------- CHARLES RIVER ASSOCIATES INCORPORATED  --------------------
   COMMON STOCK                                                COMMON STOCK


        INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS THIS CERTIFICATE IS TRANSFERABLE IN BOSTON, MA AND IN NEW YORK, NY


                                             CUSIP
                                                   -----------------------------
                                             SEE REVERSE FOR CERTAIN DEFINITIONS


THIS CERTIFIES THAT



is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, WITHOUT PAR VALUE, OF

Charles River Associates Incorporated (the "Corporation") transferable upon the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed or assigned. This Certificate and the shares represented hereby are issued and held subject to the laws of the Commonwealth of Massachusetts and to the provisions of the Articles of Organization and By-Laws of the Corporation, each as now in effect or hereafter amended. This Certificate is not valid unless and until countersigned by the Transfer Agent and registered by the Registrar.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and sealed with the facsimile seal of the Corporation.


Dated:
      --------------------------

      [CORPORATE SEAL]
      CHARLES RIVER ASSOCIATES INCORPORATED
      INCORPORATED 1965
      MASSACHUSETTS
            *


-------------------------------------      -------------------------------------
Chief Financial Officer and Treasurer      President and Chief Executive Officer

COUNTERSIGNED AND REGISTERED:
THE FIRST NATIONAL BANK OF BOSTON


                   TRANSFER AGENT
                    AND REGISTRAR

BY

             AUTHORIZED SIGNATURE
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                     CHARLES RIVER ASSOCIATES INCORPORATED

     THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS AND SERIES OF STOCK. THE CORPORATION WILL FURNISH TO THE HOLDER UPON WRITTEN REQUEST AND WITHOUT CHARGE A STATEMENT OF THE PREFERENCES, VOTING POWERS, QUALIFICATIONS AND SPECIAL AND RELATIVE RIGHTS OF THE SHARES OF EACH SUCH CLASS AND SERIES.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - as tenants in common            UNIF GIFT MIN ACT-    Custodian
                                                             ----         ----
                                                            (Cust)      (Minor)
TEN ENT  - as tenants by the entirety             under Uniform Gifts to Minors
JT TEN   - as joint tenants with                    Act
             right of survivorship                      --------------------
             and not as tenants in common                     (state)
COM PROP - as community property

     Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

     For value received,                         hereby sell(s), assign(s) and
                         -----------------------
transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE


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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF
  ASSIGNEE)

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                                                                        shares
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of the common stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint

                                                                      Attorney
----------------------------------------------------------------------
to transfer such shares on the books of the within named Corporation with full power of substitution in the premises.

Dated,
      ---------------            --------------------------------------------
                                 NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                 CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                                 FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                                 WITHOUT ALTERATION OR ENLARGEMENT, OR ANY
                                 CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:
                         ----------------------------------------------------
                         THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.